UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
December 10, 2015

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

520 Madison Avenue
32nd Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 626-2300

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Amendment and Restatement of 2007 Equity Incentive Plan.

On December 10, 2015, the shareholders of Chimera Investment Corporation (“Company”) approved an amendment to and restatement of the Company’s 2007 Equity Incentive Plan (the “Amendment”). The Amendment added provisions regarding cash-based performance awards and updated certain provisions for purposes of Section 162(m) of the Internal Revenue Code.

The description of the terms and conditions of the Amendment, as set forth in the Company’s definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on October 28, 2015, is incorporated herein by reference. The foregoing summary of the Amendment is qualified by reference to the copy of the Amendment filed as Exhibit 10.1 hereto.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On December 10, 2015, the Company held its Annual Meeting for the purpose of: (i) electing electing two Class II directors to serve on the Board until the 2018 Annual Meeting of Stockholders; (ii) recommending, by a non-binding advisory vote, the Company’s executive compensation; (iii) voting upon the Amendment; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The total number of shares of common stock entitled to vote at the Annual Meeting was 189,014,216, of which 156,676,616 shares, or 82.89%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of two Class II directors to serve on the Board until the 2018 Annual Meeting of Stockholders.

Director	For	Against	Abstentions	Broker Non-Votes
Class II
Dennis M. Mahoney	80,176,797	19,450,887	834,348	56,096,121
Paul A. Keenan	97,020,005	2,645,451	796,576	56,096,121

Based on the foregoing votes, Dennis M. Mahoney and Paul A. Keenan were elected as Class II directors to serve on the Board until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Proposal 2.  A vote on a non-binding advisory resolution on the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
95,405,108	3,955,493	1,101,431	56,096,121

Proposal 3.  A vote upon an amendment to and restatement of our 2007 Equity Incentive Plan (the “Equity Incentive Plan”) for purposes of Section 162(m) of the Internal Revenue Code.

For	Against	Abstentions	Broker Non-Votes
95,891,597	3,468,276	1,102,159	56,096,121

Proposal 4.  Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2014 fiscal year.

For	Against	Abstentions
153,903,475	1,442,866	1,211,812

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 28, 2015.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2007 Equity Incentive Plan, dated effective December 10, 2015

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

By:	/s/ Rob Colligan
Name: Rob Colligan
Title: Chief Financial Officer

Date: December 11, 2015